EXHIBITEXHIBITEXHIBITEXHIBIT 99.2 99.2 99.299.2 Avantara Crown Point (Parker, CO) The Villas at Saratoga (Saratoga, CA)

Disclaimers This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them and the ability and willingness of The Ensign Group, Inc. ("Ensign") to meet and/or perform its obligations under the contractual arrangements that it entered into with us in connection with the spin-off from Ensign, including its triple-net long-term leases with us, and any of its obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the ability and willingness of our tenants to comply with laws, rules and regulations in the operation of the properties we lease to them; (iii) the ability and willingness of our tenants, including Ensign, to renew their leases with us upon expiration and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, and obligations, including indemnification obligations, that we may incur in connection with the replacement of an existing tenant; (iv) the availability of and the ability to identify suitable acquisition opportunities and the ability to acquire and lease the respective properties on favorable terms; (v) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vi) access to debt and equity capital markets; (vii) fluctuating interest rates; (viii) the ability to retain our key management personnel; (ix) the ability to maintain our status as a real estate investment trust (“REIT”); (x) changes in the U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xi) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xii) any additional factors identified in our filings with the Securities and Exchange Commission (“SEC”), including those in our Annual Report on Form 10-K for the year ended December 31, 2018 under the heading entitled “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. Ensign is subject to the registration and reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s financial statements, as filed with the SEC, can be found at Ensign’s website http://www.ensigngroup.net. Information2 in this supplement is provided as of December 31, 2018, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America. 2

Company Profile Company Profile 3 CareTrust at a Glance 4 CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition and leasing Investments 5 of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse Portfolio Overview group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Portfolio Performance 6 Tenant Summary 7 Since its debut as a standalone public company on June 1, 2014, and as of February 13, 2019, CareTrust REIT has expanded its tenant Rent Diversification by Tenant 8 roster to 20 operators, and has grown its real estate portfolio to 199 net-leased healthcare properties and three operated seniors housing properties across 27 states, consisting of 19,706 operating beds/units. As of February 13, 2019, we also had other real estate Geographic Diversification 9 investments consisting of two preferred equity investments and two mortgage loans receivable. Rent Diversification by State 10 Lease Maturities 11 Management Financial Overview Consolidated Income Statements 13 Greg Stapley Bill Wagner Reconciliation of EBITDA, FFO and FAD 14 Chairman and Chief Executive Officer Chief Financial Officer Consolidated Balance Sheets 16 Key Debt Metrics 17 Dave Sedgwick Mark Lamb Chief Investment Officer Debt Summary 18 Chief Operating Officer 2019 Guidance 19 Equity Capital Transactions 20 Board of Directors Other Financial Highlights 21 Glossary 22 Greg Stapley Diana Laing Jon Kline Allen Barbieri Spencer Plumb Chairman Contact Information CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 Analyst Coverage San Clemente, CA 92673 (949) 542-3130 | ir@caretrustreit.com www.caretrustreit.com KeyBanc Capital Markets Raymond James Wells Fargo Securities Jordan Sadler | (917) 318-2280 Jonathan Hughes | (727) 567-2438 Todd Stender | (562) 637-1371 RBC Capital Markets Stifel, Nicolaus & Company BMO Capital Markets Transfer Agent Michael Carroll | (440) 715-2649 Chad Vanacore | (518) 587-2581 John Kim | (212) 885-4115 Broadridge Corporate Issuer Solutions P.O. Box 1342 CapitalOne Securities JMP Research Stephens Brentwood, NY 11717 Dan Bernstein | (571) 835-7202 Peter Martin | (415) 835-8904 Dana Hambly, CFA | (615) 279-4329 (800) 733-1121 | shareholder@broadridge.com 3

CareTrust REIT, Inc. Nasdaq: CTRE Market Data (as of December 31, 2018) Closing Price: $18.46 52 Week Range: $20.65– $12.73 Market Cap: $1,595M Enterprise Value: $2,053M Outstanding Shares: 86.4M 194 27 States Credit Ratings Properties Credit Ratings S&P S&PCorporate Rating: B+ (positive) CorporateSenior Unsecured Rating: BB-Notes: (stable) BB- Senior Unsecured Notes: BB Moody’s 20 Operators Moody’sCorporate Rating: B1 (positive) CorporateSenior Unsecured Rating: Ba3Notes: (positive) B1 19,086 $1,448.8 M Senior Unsecured Notes: Ba3 Operating Investments Beds/Units Note: 44 Amounts are as of December 31, 2018 and exclude our three operated seniors housing properties, two preferred equity investments and a mortgage loan receivable.

Investments (dollars in thousands) Property Initial Initial Operating Cost per Date Operator Type Location Facilities Investment[1] Bed/Unit [2] Bed/Unit [3] Initial Rent [4] Initial Yield[5] ALF, SNF, 6/1/2014 The Ensign Group Campus Various 94 $ 501,673 10,053 $ 50 $ 56,000 N/A 2014 Investments 6 33,609 157 166 3,076 9.2% 2015 Investments 20 233,028 1,840 127 22,263 9.6% 2016 Investments 35 288,023 2,800 101 26,084 9.1% 2017 Investments 36 309,805 3,324 92 28,000 9.0% 02/01/2018 Eduro Healthcare, LLC SNF MT 1 5,799 100 58 540 9.3% 03/01/2018 Metron Integrated Health Systems SNF MI 5 41,570 422 99 3,735 9.0% 07/18/2018 & 10/24/2018 Eduro Healthcare, LLC SNF SD & ND 2 14,428 209 69 1,294 9.0% 09/01/2018 Kalesta Healthcare, LLC Campus CA 1 18,892 122 155 1,564 8.3% 10/31/2018 Providence Health Group, LLC Campus WV 1 7,243 55 132 676 9.3% 11/15/2018 Metron Integrated Health Systems SNF MI 1 4,402 58 76 394 9.0% 12/19/2018 Eduro Healthcare, LLC SNF CO 1 19,616 137 143 1,752 8.9% 2018 Investments 12 111,950 1,103 101 9,955 8.9% 01/31/2019 WLC Management Campus IL 1 8,981 128 70 854 9.5% 02/11/2019 Covenant Care SNF CA 4 43,979 492 89 3,997 9.1% 02/11/2019 Covenant Care[7] SNF IL 5 11,389 440 26 1,025 9.0% 2019 Investments 1 64,349 1,060 85 5,876 9.1% Total Post Spin-off Investments[6] 110 1,040,764 10,284 104 95,254 9.2% Total Investments[6] 204 $ 1,542,437 20,337 $ 76 $ 151,254 Notes: [1] Initial Investment for pre-spin properties represents Ensign's gross book value. Initial Investment for post-spin properties represents CareTrust REIT’s purchase price and transaction costs. [2] Initial Operating Beds/Units as of the acquisition date. [3] Total Cost per Bed/Unit excludes preferred equity investments and a mortgage loan receivable. [4] Initial Rent represents the annualized acquisition-date cash rent or deferred interest income on preferred equity investments. [5] Initial Yield represents Initial Rent divided by Initial Investment. [6] All amounts exclude our three operated seniors housing properties and, except as otherwise indicated, include the preferred equity investments and a mortgage loan receivable. [7] Term loan secured by first mortgages on five skilled nursing facilities owned and operated by Covenant Care subsidiaries. 5

Portfolio Performance (dollars in thousands) As of December 31, 2018 Operating % of Total % of Total Asset Type Facilities Beds/Units Investment [1] Investment Rent [2] Rent Current Yield [3] Skilled Nursing 140 13,698 $1,023,435 70.6% $105,317 72.4% 10.3% Multi-Service Campus 18 2,521 203,775 14.1% 20,291 13.9% 10.0% Seniors Housing 36 2,867 221,599 15.3% 19,954 13.7% 9.0% Total Net-Leased Assets [4] 194 19,086 $1,448,809 100.0% $145,562 100.0% 10.0% Total Portfolio Total Portfolio less The Ensign Group & Transitioned Facilities[6] For the twelve-month period ended September 30, 2018 [5] For the twelve-month period ended September 30, 2018 [5] EBITDAR EBITDARM EBITDAR EBITDARM Asset Type Coverage Coverage Occupancy Coverage Coverage Occupancy Skilled Nursing 1.75x 2.30x 76.8% 1.40x 1.87x 77.5% Multi-Service Campus 1.64x 2.07x 77.0% 1.49x 1.85x 76.8% Seniors Housing 1.39x 1.63x 83.6% 1.11x 1.29x 88.3% Total 1.68x 2.17x 77.9% 1.34x 1.75x 79.4% Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [2] Rent represents December 2018 rent, annualized, or based on the initial cash rents annualized. [3] Current Yield represents Rent divided by Investment. [4] All amounts exclude our three operated seniors housing properties and our two preferred equity investments and a mortgage loan receivable. [5] EBITDAR Coverage, EBITDARM Coverage and Occupancy include information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. [6] Transitioned facilities include 16 Pristine Senior Living facilities transitioned in December 2017 & May 2018, 4 Better Senior Living facilities transitioned in December 2017, 3 Cross Healthcare facilities sold in March 2018 and 2 OnPointe Health facilities transitioned in May 2018. See “Glossary” for additional information. 6

Tenant Summary 7

Rent Diversification by Tenant (dollars in thousands) As of December 31, 2018 Operating % of Total % of Total Facilities Beds/Units Investment[1] Investment Rent[2] Rent 1 The Ensign Group 92 9,801 501,246 34.6% 59,114 40.5% 2 Trillium Healthcare Group 18 1,362 128,278 8.9% 11,879 8.1% 3 Priority Management Group 7 981 120,098 8.3% 11,231 7.7% 4 Trio Healthcare 7 672 89,249 6.2% 8,785 6.0% 5 Cascadia Healthcare 11 914 86,168 5.9% 8,035 5.5% Total Top 5 Tenants 135 13,730 925,039 63.9% 99,044 67.8% 6 Providence Group 4 654 83,743 5.8% 7,796 5.3% 7 Eduro Healthcare, LLC 6 752 70,760 4.9% 6,368 4.4% 8 Premier Senior Living Group 8 385 68,564 4.7% 6,181 4.2% 9 Metron Integrated Health Systems 6 480 45,972 3.2% 4,129 2.8% 10 WLC Management 7 644 37,424 2.6% 3,804 2.7% Total Top 10 Tenants 166 16,645 1,231,502 85.1% 127,322 87.2% All Other Tenants 28 2,441 217,307 14.9% 18,510 12.8% Total [3] 194 19,086 $ 1,448,809 100.0% $ 145,832 100.0% Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [2] Rent represents December 2018 rent, annualized, or based on the initial cash rents annualized. [3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments and a mortgage loan receivable. 8

Top Five States OH: 11.7% AZ: 6.3% ID: 7.3% CA: 19.5% 1 ALF TX: 18.7% Others: 36.5% Run-Rate Rent Run-Rate 1 ALF OH: 13.4% AZ: 4.2% ID: 7.0% CA: 16.9% 1 SNF TX: 18.5% Investment Others: 40.0% OH: 7.8% AZ: 7.0% CA: 16.4% ID: 6.5% TX: 20.6% Beds/Units Others: 41.7% 9

Rent Diversification by State (dollars in thousands) As of December 31, 2018 Net-Leased Assets by State Operating % of Total % of Total Facilities Beds/Units Investment[1] Investment Rent[2] Rent 1 California 26 3,130 $ 245,431 16.9% $ 28,455 19.5% 2 Texas 32 3,939 267,604 18.5% 27,332 18.7% 3 Ohio 16 1,484 193,769 13.4% 17,097 11.7% 4 Idaho 15 1,241 101,602 7.0% 10,596 7.3% 5 Arizona 10 1,327 60,753 4.2% 9,219 6.3% Top 5 States 99 11,121 869,159 60.0% 92,699 63.5% 6 Michigan 10 669 76,624 5.3% 7,007 4.8% 7 Washington 12 1,015 61,730 4.3% 6,405 4.4% 8 Utah 11 1,248 77,322 5.3% 6,188 4.2% 9 Iowa 15 986 53,488 3.7% 5,665 3.9% 10 Colorado 7 770 60,435 4.2% 5,910 4.1% Top 10 States 154 15,809 1,198,758 82.8% 123,874 84.9% All Other States 40 3,277 250,051 17.2% 21,958 15.1% Total[3] 194 19,086 $ 1,448,809 100.0% $ 145,832 100.0% Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [2] Rent represents December 2018 rent, annualized, or based on the initial cash rents annualized. [3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments and a mortgage loan receivable. 10

Lease Maturities (dollars in thousands) As of December 31, 2018 Lease Maturity % of Total % of Total Year[1] Investment[2] Investment Rent[3] Rent 2024[5] $ 34,415 2.4% $ 3,269 2.2% 2025 — — — — — 2026 58,157 4.0% 6,606 4.5% 2027 55,929 3.9% 5,861 4.0% 2028 79,914 5.5% 7,969 5.5% 2029 115,306 8.0% 9,984 6.8% 2030 282,898 19.5% 25,424 17.4% 2031 385,817 26.6% 36,301 25.0% 2032 210,526 14.5% 23,537 16.1% 2033 225,847 15.6% 26,881 18.5% Total[4] $ 1,448,809 100.0% $ 145,832 100.0% Providence Orangetree (Riverside, CA) Notes: [1] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any. [2] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [3] Rent represents December 2018 rent, annualized. [4] All amounts exclude our three operated seniors housing properties and our two preferred equity investments and a mortgage loan receivable. [5] Represents three standalone Covenant Care leases which, on February 11, 2019, were eliminated and consolidated into a single unified master lease with other Covenant Care-operated assets, with an initial lease term ending in 2034. 25.0% 17.4% 18.5% 16.1% of Rent 6.8% 5.5% % 4.5% 4.0% 2.2% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Lease Maturity Year 11

12

Consolidated Income Statements (amounts in thousands, except per share data) Three Months Ended December 31, Twelve Months Ended December 31, 2018 2017 2018 2017 Revenues: Rental income $ 36,217 $ 32,379 $ 140,073 $ 117,633 Tenant reimbursements 2,950 3,001 11,924 10,254 Independent living facilities 864 821 3,379 3,228 Interest and other income 330 396 1,565 1,867 Total revenues 40,361 36,597 156,941 132,982 Expenses: Depreciation and amortization 11,539 11,003 45,766 39,159 Interest expense 6,678 6,506 27,860 24,196 Loss on the extinguishment of debt — — — 11,883 Property taxes 2,950 3,001 11,924 10,254 Independent living facilities 738 730 2,964 2,733 Impairment of real estate investment — — — 890 Reserve for advances and deferred rent — 10,414 — 10,414 General and administrative 2,917 2,691 12,555 11,117 Total expenses 24,822 34,345 101,069 110,646 Other income: Gain on sale of real estate — — 2,051 — Gain on disposition of other real estate investment — — — 3,538 Net income $ 15,539 $ 2,252 $ 57,923 $ 25,874 Earnings per common share: Basic $ 0.18 $ 0.03 $ 0.73 $ 0.35 Diluted $ 0.18 $ 0.03 $ 0.72 $ 0.35 Weighted-average number of common shares: Basic 84,059 75,476 79,386 72,647 Diluted 84,084 75,476 79,392 72,647 Dividends declared per common share $ 0.205 $ 0.185 $ 0.82 $ 0.74 13

Reconciliation of EBITDA, FFO and FAD Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended (amounts in thousands, except per share data) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Net income $ 2,252 $ 14,607 $ 13,267 $ 14,510 $ 15,539 Depreciation and amortization 11,003 11,577 11,299 11,351 11,539 Interest expense 6,506 7,092 7,285 6,805 6,678 Amortization of stock-based compensation 624 904 924 988 1,032 EBITDA 20,385 34,180 32,775 33,654 34,788 Reserve for advances and deferred rent 10,414 — — — — Gain on sale of real estate — (2,051) — — — Normalized EBITDA $ 30,799 $ 32,129 $ 32,775 $ 33,654 $ 34,788 Net income $ 2,252 $ 14,607 $ 13,267 $ 14,510 $ 15,539 Real estate related depreciation and amortization 10,973 11,549 11,265 11,330 11,520 Gain on sale of real estate — (2,051) — — — Funds from Operations (FFO) 13,225 24,105 24,532 25,840 27,059 Reserve for advances and deferred rent 10,414 — — — — Normalized FFO $ 23,639 $ 24,105 $ 24,532 $ 25,840 $ 27,059 See Glossary for additional information. 14

Reconciliation of EBITDA, FFO and FAD (continued) Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended (amounts in thousands, except per share data) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Net income $ 2,252 $ 14,607 $ 13,267 $ 14,510 $ 15,539 Real estate related depreciation and amortization 10,973 11,549 11,265 11,330 11,520 Amortization of deferred financing fees 485 484 484 484 486 Amortization of stock-based compensation 624 904 924 988 1,032 Straight-line rental income (227) (591) (342) (698) (702) Gain on sale of real estate — (2,051) — — — Funds Available for Distribution (FAD) 14,107 24,902 25,598 26,614 27,875 Reserve for advances and deferred rent 10,414 — — — — Normalized FAD $ 24,521 $ 24,902 $ 25,598 $ 26,614 $ 27,875 FFO per share $ 0.17 $ 0.32 $ 0.32 $ 0.32 $ 0.32 Normalized FFO per share $ 0.31 $ 0.32 $ 0.32 $ 0.32 $ 0.32 FAD per share $ 0.19 $ 0.33 $ 0.33 $ 0.33 $ 0.33 Normalized FAD per share $ 0.32 $ 0.33 $ 0.33 $ 0.33 $ 0.33 Diluted weighted average shares outstanding [1] 75,692 75,657 76,545 81,687 84,324 [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See Glossary for additional information. 15

Consolidated Balance Sheets (dollars in thousands) December 31, 2018 December 31, 2017 Assets: Real estate investments, net $ 1,216,237 $ 1,152,261 Other real estate investments, net 18,045 17,949 Cash and cash equivalents 36,792 6,909 Accounts and other receivables, net 11,387 5,254 Prepaid expenses and other assets 8,668 895 Deferred financing costs, net 633 1,718 Total assets $ 1,291,762 $ 1,184,986 Liabilities and Equity: Senior unsecured notes payable, net $ 295,153 $ 294,395 Senior unsecured term loan, net 99,612 99,517 Unsecured revolving credit facility 95,000 165,000 Accounts payable and accrued liabilities 15,967 17,413 Dividends payable 17,783 14,044 Total liabilities 523,515 590,369 Equity: Common stock 859 755 Additional paid-in capital 965,578 783,237 Cumulative distributions in excess of earnings (198,190) (189,375) Total equity 768,247 594,617 Total liabilities and equity $ 1,291,762 $ 1,184,986 16

Key Debt Metrics Net Debt to Normalized EBITDA [1][2] Debt to Enterprise Value [3] 37.4% 5.1 4.9 34.9% 35.0% 4.6 4.6 31.3% 30.8% 4.4 4.5 29.0% 4.1 25.5% 24.1% 25.0% 24.1% 3.7 22.1% 3.6 3.5 3.3 6 6 6 7 7 7 7 8 8 8 8 6 6 6 7 7 7 7 8 8 8 8 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 0 0 1 1 0 0 1 1 0 0 1 0 0 1 1 0 0 1 1 0 0 1 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 6 9 2 3 6 9 2 3 6 9 2 6 9 2 3 6 9 2 3 6 9 2 1 1 1 1 1 1 [1] Net Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA to the most directly comparable GAAP measure for the periods presented. [3] Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. 17

Debt Summary (dollars in thousands) December 31, 2018 Interest Maturity % of Deferred Net Carrying Debt Rate Date Principal Principal Loan Costs Value Fixed Rate Debt Senior unsecured notes payable 5.250% 2025 $ 300,000 60.6% $ (4,847) $ 295,153 Floating Rate Debt [5] Senior unsecured term loan 4.472% [1] 2023 100,000 20.2% (388) 99,612 [5] Unsecured revolving credit facility 4.272% [2] 2020 [3] 95,000 19.2% — [4] 95,000 4.375% 195,000 39.4% (388) 194,612 Total Debt 4.905% $ 495,000 100.0% $ (5,235) $ 489,765 Maturity as of February 13, 2019[5] $300,000 $200,000 Principal 2019 2020 2021 2022 2023 2024 2025 2026 Debt Maturity Year Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.95% to 2.60% or at the Base Rate (as defined) plus 0.95% to 1.6%. [2] Funds can be borrowed at applicable LIBOR plus 1.75% to 2.40% or at the Base Rate (as defined) plus 0.75% to 1.4%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. [5] On February 8, 2019, CareTrust REIT entered into an amended and restated credit and guaranty agreement, that now provides an unsecured revolving credit facility with revolving commitments in an aggregate principal amount of $600.0 million and an unsecured term loan credit facility in an aggregate principal amount of $200.0 million. The proceeds of the term loan have been used, in part, to repay in full all outstanding borrowings under the prior term loan and prior revolving credit facility under the prior credit agreement. 18

2019 Guidance (shares in thousands) Low High Net income $ 0.78 $ 0.80 Real estate related depreciation and amortization 0.52 0.52 Funds from Operations (FFO) 1.30 1.32 Normalized FFO $ 1.30 $ 1.32 Net income $ 0.78 $ 0.80 Real estate related depreciation and amortization 0.52 0.52 Amortization of deferred financing fees 0.02 0.02 Amortization of stock-based compensation 0.05 0.05 Straight-line rental income (0.02) (0.02) Funds Available for Distribution (FAD) 1.35 1.37 Normalized FAD $ 1.35 $ 1.37 Weighted average shares outstanding: Diluted 88,593 88,593 See “Glossary” for additional information. 19

Equity Capital Transactions Follow-On Equity Offering Activity 2015 2016 Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 At-the-Market Offering Activity 2016 2017 2018 Q1 Q2 Q3 Q4[2] Total Number of Shares (000s) 924 10,574 — 2,989 4,772 2,504 10,265 Average Price per Share $ 15.31 $ 16.43 $ — $ 16.13 $ 17.62 $ 19.98 $ 17.76 Gross Proceeds (000s) $ 14,147 $ 173,760 $ — $ 48,198 $ 84,077 $ 50,046 $ 182,321 Notes: [1] Represents average offering price per share for follow-on equity offerings. [2] As of December 31, 2018, CareTrust REIT had approximately $53.7 million available for future issuances under the ATM Program. Subsequent to December 31, 2018, we sold 2.5 million shares of common stock at an average price of $19.48 per share for $47.9 million in gross proceeds. 20

Other Financial Highlights Dividend History Normalized FFO Payout Ratio [1][2] $0.205 $0.205 $0.205 $0.205 66.1% 66.1% 60.7% 60.7% 63.8% 59.7% 64.1% 64.1% 64.1% 64.1% $0.185 $0.185 $0.185 $0.185 $0.17 $0.17 6 6 7 7 7 7 8 8 8 8 6 6 7 7 7 7 8 8 8 8 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 /1 /1 1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 2 2 2 2 2 2 2 2 2 2 /2 /2 /2 /2 /2 /2 /2 3 3 /2 / / / / / / / / / / 0 1 1 0 0 1 1 / / 1 0 1 1 0 0 1 1 0 0 1 3 3 3 3 3 3 3 6 9 3 3 3 3 3 3 3 3 3 3 3 / / / / / / / / / / / / / / / / / / 9 2 3 6 9 2 3 2 9 2 3 6 9 2 3 6 9 2 1 1 1 1 1 1 Normalized FFO per Share [2] Normalized FFO [2] $0.32 $0.32 $0.32 $0.32 $27,059 $25,840 $0.31 $24,532 $23,639 $24,105 $20,622 $21,028 $0.29 $19,331 $17,160 $0.28 $0.28 $0.28 $0.28 $16,258 6 6 7 7 7 7 8 8 8 8 6 6 7 7 7 7 8 8 8 8 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 /2 0 1 1 0 0 1 1 0 0 1 0 1 1 0 0 1 1 0 0 1 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 /3 9 2 3 6 9 2 3 6 9 2 9 2 3 6 9 2 3 6 9 2 1 1 1 1 1 1 Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials & Filings - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See “Glossary” for additional information. 21

Glossary Assisted Living Facilities (“ALFs”) EBITDARM Coverage Licensed healthcare facilities that provide personal care services, support and housing Aggregate EBITDARM produced by all facilities under a master lease (or other for those who need help with daily living activities, such as bathing, eating and grouping) divided by the base rent payable to CareTrust REIT under such master lease dressing, yet require limited medical care. The programs and services may include (or other grouping) for the same period. For this supplement, the reported period is transportation, social activities, exercise and fitness programs, beauty or barber shop the trailing twelve-month period ended September 30, 2018. Notwithstanding the access, hobby and craft activities, community excursions, meals in a dining room foregoing, for any facility for which CareTrust REIT has not received four consecutive setting and other activities sought by residents. These facilities are often in apartment- quarters of post-acquisition operating reports, the quarterly EBITDARM used in this like buildings with private residences ranging from single rooms to large apartments. calculation is the proforma EBITDARM utilized in CareTrust REIT’s underwriting Certain ALFs may offer higher levels of personal assistance for residents requiring process annualized. Beginning with the fifth quarter of reported post-acquisition memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of operating performance, each reported quarter EBITDARM replaces the oldest personal assistance are based in part on local regulations.  underwriting proforma quarter EBITDARM, until all previously-used proforma quarters EBITDARM amounts are eliminated from the calculation. EBITDA Net income before interest expense, income tax, depreciation and amortization and Enterprise Value amortization of stock-based compensation.[1] Share price multiplied by the number of outstanding shares plus total outstanding debt, each as of a specified date. EBITDAR Net income before interest expense, income tax, depreciation, amortization and rent, Funds Available for Distribution (“FAD”) after applying a standardized management fee (5% of facility operating revenues). FFO, excluding straight-line rental income adjustments and amortization of deferred financing fees and stock-based compensation expense.[2] EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) Funds from Operations (“FFO”) divided by the base rent payable to CareTrust REIT under such master lease (or other Net income, excluding gains and losses from dispositions of real estate or other real grouping) for the same period. For this supplement, the reported period is the trailing estate, before real estate depreciation and amortization and real estate impairment twelve-month period ended September 30, 2018. Notwithstanding the foregoing, for charges. CareTrust REIT calculates and reports FFO in accordance with the definition any facility for which CareTrust REIT has not received four consecutive quarters of and interpretive guidelines issued by the National Association of Real Estate post-acquisition operating reports, the quarterly EBITDAR used in this calculation is Investment Trusts.[2] the proforma EBITDAR utilized in CareTrust REIT’s underwriting process, annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, Independent Living Facilities (“ILFs”) each reported quarter EBITDAR replaces the oldest underwriting proforma quarter Also known as retirement communities or senior apartments, ILFs are not healthcare EBITDAR, until all previously-used proforma quarters EBITDAR amounts are eliminated facilities. ILFs typically consist of entirely self-contained apartments, complete with from the calculation. their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized EBITDARM by the tenants, typically an individual or a couple over the age of 55. These facilities Earnings before interest expense, income tax, depreciation, amortization, cash rent, offer various services and amenities such as laundry, housekeeping, dining options/ and a standardized management fee (5% of facility operating revenues). meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. 22

Glossary Multi-Service Campus Notes: Facilities that include a combination of Skilled Nursing beds and Seniors Housing [1] EBITDA and Normalized EBITDA do not represent cash flows from operations or units. net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA Normalized EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future EBITDA, adjusted for certain income and expense items the Company does not believe cash requirements, including the Company’s ability to fund capital expenditures or are indicative of its ongoing results, such as certain acquisition costs, real estate make payments on its indebtedness. Further, the Company’s computation of EBITDA impairment charges, losses on the extinguishment of debt, certain deferred preferred and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA returns, reserve for advances and deferred rent and gains or losses from dispositions reported by other REITs. of real estate or other real estate.[1] [2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their Normalized FAD related per-share amounts) are important non-GAAP supplemental measures of its FAD, adjusted for certain income and expense items the Company does not believe operating performance. Because the historical cost accounting convention used for are indicative of its ongoing results, such as certain reserves for advances and deferred real estate assets requires straight-line depreciation (except on land), such accounting rent, certain deferred preferred returns, and the effect of the senior unsecured notes presentation implies that the value of real estate assets diminishes predictably over payable redemption.[2] time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FFO Normalized FAD and Normalized FFO can facilitate meaningful comparisons of FFO, adjusted for certain income and expense items the Company does not believe operating performance between periods and between other companies. However, are indicative of its ongoing results, and certain reserves for advances and deferred FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not rent, certain deferred preferred returns, and the effect of the senior unsecured notes represent cash flows from operations or net income attributable to shareholders as payable redemption.[2] defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Occupancy A facility’s occupied operating beds/units divided by the total available operating beds/units for that facility, in each case for the trailing twelve-months ended September 30, 2018; provided that Occupancy for any facility acquired during such twelve-months period may be normalized. Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. 23

Cascadia of Nampa (Nampa, ID)